Transactions and Balances with Related Parties (Details 1) $ in Thousands	Dec. 31, 2018 USD ($) RelatedParties Directors	Dec. 31, 2017 USD ($) RelatedParties Directors	Dec. 31, 2016 USD ($) RelatedParties Directors
Transactions And Balances With Related Parties
Salaries and related expenses- related parties employed by the Group	$ 829	$ 1,138	$ 1,501
Number of related parties | RelatedParties	4	5	5
Compensation for directors not employed by the Group	$ 311	$ 494	$ 739
Number of directors | Directors	7	9	8